Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                              U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Boston Gas Company (the "Corporation") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph F. Bodanza, Senior Vice President and Chief Accounting Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


                                       /s/ Joseph F. Bodanza
                                       ---------------------
                                       Name: Joseph F. Bodanza
                                       Title: Senior Vice President and Chief
                                       Accounting Officer
                                       Date: May 14, 2003